EXHIBIT 10.21

                            INTERCREDITOR AGREEMENT


     This Intercreditor Agreement, dated as of November 18, 1993, is made between Foothill Capital Corporation ("Foothill") and ACSTAR Insurance Company ("Surety"), as surety under the Surety Agreement (as defined in Recital B below).

                                   RECITALS

     A. Robertson-CECO Corporation, a Delaware corporation ("Robertson"), and Foothill have entered into that certain Loan and Security Agreement dated as of April 12, 1993 (as the same may be amended, restated, modified or supplemented from time to time, the "Loan Agreement"), pursuant to which Foothill has agreed to make certain credit facilities available to Robertson, on the terms and conditions set forth therein. A copy of the Loan Agreement has been delivered to Surety.

     B. Surety has entered into that certain Indemnity Agreement, executed on October 26, 1993 (as the same may be amended, restated, modified or supplemented from time to time, the "Surety Agreement"), in favor of Surety, a copy of which is attached as Exhibit A hereto, pursuant to which Surety has agreed to entertain performance and surety bond ("Bonds") requests for the benefit of Robertson and its subsidiaries (collectively, "Company") in the ordinary course of its business to assure the performance by Company of its obligations to third parties under manufacturing, construction and related contracts (the "Bonded Contracts").

     C. As security for the obligations of Robertson to Foothill under the Loan Agreement (the "Foothill Obligations"), Robertson has granted to Foothill a security interest in all accounts receivable, inventory, equipment, general intangibles, deposit accounts, cash, investments and other assets, and proceeds of the foregoing (the "Foothill Collateral"), as described in the Loan Agreement. The security interest in the Foothill Collateral is intended to be of first priority, except that the security interest in the portion of the Foothill Collateral that also constitutes Surety First Priority Collateral (as defined below) is intended to be of second priority. The Foothill Collateral other than the Surety First Priority Collateral is herein referred to as the "Foothill First Priority Collateral."

     D. As security for the obligations of Company to Surety under the Surety Agreement (the "Surety Obligations"), Company has granted to Surety a security interest in certain assets of Company particularly described in Paragraph 6 of the Surety Agreement (the "Surety Collateral"). The Surety Collateral includes all accounts receivable related to Bonded Contracts (the "Bonded Receivables") and contract rights related to the Bonded Receivables (collectively, with the Bonded Receivables, the "Surety First Priority Collateral"). The security interest in the Surety First Priority Collateral is intended to be of first priority, and the security interest in the remaining Surety Collateral is intended to be of second priority. The Loan Agreement and the Surety Agreement are collectively referred to herein as the "Security Documents." The Foothill Collateral and the Surety Collateral are collectively referred to herein as the "Collateral."

     E. Foothill and Surety desire to set forth their respective rights as regards the Collateral.

     Now, therefore, the parties hereto agree as follows:

                                   AGREEMENT

          1. Definitions. As used herein, the term "Loss" shall mean all indemnifiable or reimbursable costs, expenses, liabilities and losses of Surety, pursuant to the Surety Agreement, and the terms "Business Day" and "Insolvency Proceeding" shall have the meanings set forth for such terms in the Loan Agreement.

          2.   Exercise of Rights under Security Documents.

               (a) Foothill shall be permitted and is hereby authorized to take any and all actions and to exercise any and all rights, remedies and options which it may have under the Loan Agreement with respect to the Foothill First Priority Collateral, or any part thereof, without objection or interference by Surety.

               (b) Surety shall be permitted and is hereby authorized to take any and all actions and to exercise any and all rights, remedies and options which Surety may have under the Surety Agreement with respect to the Surety First Priority Collateral, or any part thereof, without objection or interference by Foothill.

               (c) Notwithstanding the foregoing, Surety agrees that it shall not take any action or exercise any rights or enforce any remedies provided for in the Surety Agreement or available under applicable law to foreclose its security interest in the Surety First Priority Collateral, without having given at least 10 Business Days prior written notice to Foothill by certified mail, return receipt requested.

               (d) Foothill shall not take any action, exercise any rights, receive any payments, or avail itself of any remedies or options under the Loan Agreement or available under applicable law with respect to the Foothill Collateral which also constitutes Surety First Priority Collateral, or any part thereof, without the prior written consent of the Surety; provided that if Foothill shall have requested such consent from Surety by certified mail, return receipt requested, and Surety (i) has not responded to such request within 15 Business Days or (ii) has notified Foothill that it has refused to give such consent, but has not commenced proceedings to foreclose or otherwise exercise its rights, remedies or options with respect to the Surety Collateral within 30 Business Days following the initial request from Foothill, then Foothill shall be permitted and is hereby authorized to take any action or exercise any rights, remedies or options under the Loan Agreement with respect to the Surety First Priority Collateral, or any part thereof, without objection or interference by Surety. Any amounts received by Foothill in respect of Surety First Priority Collateral shall be segregated and held in trust for, and promptly paid over to, Surety.

               (e) Surety shall not take any action, exercise any rights, receive any payments, or avail itself of any remedies or options under the Security Agreement or available under applicable law with respect to Foothill First Priority Collateral prior to the termination of this Agreement in accordance with Section 9(c) hereof. Any amounts received by Surety in respect of Foothill First Priority Collateral shall be segregated and held in trust for, and promptly paid over to, Foothill.

          3. Priority and Subordination. Each of Foothill and Surety agrees to take or cause to be taken such actions, including the filing of financing statements in the appropriate jurisdictions, to perfect their respective security interests in the Collateral. Foothill and Surety agree that, notwithstanding the order or time of perfection by Foothill and Surety of their respective security interests in the Collateral, the order of priority with respect to the Collateral as between them shall be as follows:

               (a) The lien and security interest of Foothill in the Surety First Priority Collateral under the Loan Agreement are and shall continue to be subject, subordinate and junior in all respects to the lien and security interest of Surety in the Surety First Priority Collateral under the Surety Agreement and any and all advances and future advances under the Surety Agreement, whether or not such advances or future advances are obligatory, and to all terms, covenants and conditions contained in the Surety Agreement applicable to the Surety First Priority Collateral.

               (b) The lien and security interest of Surety in the Foothill First Priority Collateral under the Surety Agreement are and shall continue to be subject, subordinate and junior in all respects to the lien and security interest of Foothill in the Foothill First Priority Collateral.

               (c) Surety has no interest, nor shall Surety request or obtain any interest, in any Collateral other than the Surety Collateral and letters of credit for account of the Company issued to Surety as beneficiary, as to which Foothill releases any interest therein.

          4.   Application of Proceeds of Collateral.

               (a) Any and all cash and other amounts received by Company in connection with a disposition of Collateral prior to any enforcement of the Security Documents by Surety or Foothill may, subject to the provisions of the Loan Agreement, be used by Company for general working capital purposes.

               (b) Any and all cash and other amounts actually received by Surety or Foothill in connection with the enforcement of the Security Documents after the occurrence and during the continuance of an Event of Default under the Loan Agreement or a default under the Surety Agreement, including the proceeds of any collection, foreclosure, sale or other disposition of the Collateral or any portion thereof (collectively, the "Proceeds") shall be promptly applied as follows:

                    If the Proceeds relate to Collateral that is Foothill First Priority Collateral:

                    first, to the reasonable costs and expenses (including reasonable attorneys' fees and disbursements) incurred by Foothill in connection with such collection, foreclosure, sale or other disposition;

                    second, toward payment of the Foothill Obligations, in accordance with the Loan Agreement, until the Foothill Obligations shall have been paid in full;

                    third, toward payment of any Loss; and

                    fourth, to Company or whomsoever may be lawfully entitled thereto.

                    If the Proceeds relate to Collateral that is Surety First Priority Collateral:

                    first, to the reasonable costs and expenses (including reasonable attorneys' fees and disbursements) incurred by Surety in connection with such collection, foreclosure, sale or other disposition;

                    second, toward payment of any Loss;

                    third, toward payment of the Foothill Obligations, until the Foothill Obligations shall have been paid in full; and

                    fourth, to Company or whomsoever may be lawfully entitled thereto.

          5.   Information.

               (a)  Foothill agrees that it will notify Surety immediately
(i) in the event it elects to terminate its commitments under the Loan Agreement, (ii) upon the occurrence of an Event of Default under, and as defined in, the Loan Agreement, and (iii) upon the exercise of any of its remedies after the occurrence of such Event of Default.

               (b) Surety agrees that it will notify Foothill immediately upon (i) its decision to cease to consider requests by Company for the issuance of any Bonds, (ii) the occurrence of any default under the Surety Agreement, and (iii) its decision to take possession or control of the work under any Bonded Contract in order to complete such Bonded Contract.

               (c) Each of Surety and Foothill agrees to cooperate fully with the other and to provide such information as the other may reasonably request in connection with any action taken to foreclose, collect, sell, dispose or otherwise take any other action with respect to the Collateral or any portion thereof or to enforce any provisions of the Security Documents or this Agreement.

               (d) Each of Surety and Foothill agrees promptly upon request to certify to the other from time to time the amount of Obligations outstanding under the Surety Agreement or the Loan Agreement, as the case may be, in connection with distribution of proceeds set forth in this Agreement. Any funds held by Surety which are to be distributed to Foothill in accordance with this Agreement shall be segregated and held in trust for, and promptly paid over to, Foothill. Any funds held by Foothill which are to be distributed to Surety in accordance with this Agreement shall be segregated and held in trust for, and promptly paid over to, Surety. The basis set forth in this Agreement for allocation and distribution of any such funds shall apply in the context of an Insolvency Proceeding filed by or against Company.

               (e) Neither Surety nor Foothill shall have any responsibility to provide the other with any credit, financial or other information concerning the business, financial condition or operations of Company or any of its affiliates which may come into its possession.

               (f) Neither Surety nor Foothill shall have any duty to keep itself informed as to the performance or observance of any of the Foothill Obligations or the Surety Obligations, as the case may be.

          6. Use and Control of Bonded Contract Equipment. Foothill agrees that it shall not interfere with any right of Surety to:

               (a) use all of the tools and equipment belonging to Company employed in the performance of Bonded Contracts for duration of the performance of such Bonded Contract; provided that Surety shall maintain and preserve or cause to be maintained and preserved, in good order and repair, all such tools and equipment; and provided, further, that upon foreclosure by Foothill against the Foothill Collateral, any right of Surety to use such tools and equipment shall be subject to the payment by Surety to Foothill of a reasonable, fair market daily rent therefor; and

               (b) visit and inspect any of the properties of Company, including its and their books, records, drawings, blue prints, job logs, payment requests, sworn statements, checks and all other documents, computer tapes, discs or other electronically recorded data and all other tangible records pertaining to Bonded Contracts.

          7. Purchase of Materials. Foothill agrees that if Foothill has then foreclosed against the Foothill Collateral, upon the occurrence of a default under the Surety Agreement, Surety may, upon 10 Business Days notice to Foothill, purchase from Foothill, and Foothill agrees to sell to Surety, such of the Collateral comprised of materials which are work-in-process or finished goods and which are necessary to enable Surety to complete work on a Bonded Contract; provided that Surety shall not be required to purchase from Foothill any materials which were previously sold by Company and for which payment was received by Company. Such materials shall be purchased for a price equal to the book value of such materials on the books and records of Company immediately prior to foreclosure by Foothill, which price shall be paid by Surety to Foothill, in immediately available funds, on the earlier of 90 days after Surety obtains possession of the materials or 15 days after the completion of the related Bonded Contract by the Surety or otherwise.

          8. Amendment of Surety Agreement or Loan Agreement. No amendment to the Surety Agreement or the Loan Agreement, as the case may be, shall be effective without the written concurrence of Foothill or Surety, as the case may be, if the effect of such amendment is to materially adversely affect the interests of Foothill under the Loan Agreement or Surety under the Surety Agreement, as the case may be.

          9. No Inconsistencies. Foothill, Surety and, by its acknowledgment below, Robertson (for itself and on behalf of its subsidiaries), agree that in the event of any inconsistency between any term or provision of this Agreement and any term or provision of the Surety Agreement or the Loan Agreement, this Agreement shall control. Without limiting the generality of the foregoing, Foothill, Surety and Robertson agree that the use of all tools and equipment shall be governed by Section 6 hereof.

          10.  Miscellaneous.

               (a) All notices, requests, demands, directions, and other communications provided for hereunder must be in writing and must be mailed, telegraphed, telecopied, delivered, or sent by telex, or cable to the appropriate party at the address set forth on the signature pages of this Agreement at any other address as may be designated by it in a written notice sent to all other parties hereto in accordance with this Section 10(a). Any notice, request, demand, direction, or other communication given by telegram, telecopier, telex, or cable must be confirmed within 48 hours by letter mailed or delivered to the appropriate party at its respective address. Except as otherwise expressly provided herein, if any notice, request, demand, direction, or other communication required or permitted by this Agreement is given by mail it will be effective on the earlier of receipt or the third calendar day after deposit in the United States mail with first class or airmail postage prepaid; if given by telegraph or cable, when delivered to the telegraph company with charges prepaid; if given by telex or telecopier, when received; or if given by personal delivery, when delivered.

               (b) This Agreement may be modified or waived only by an instrument or instruments in writing signed by each party including, with respect to Section 9 hereof only, Robertson. This Agreement shall be binding upon and inure to the benefit of Foothill, Surety and their respective successors and assigns. This Agreement may be executed in any number of counterparts and any party hereto may execute any counterpart, each of which when executed and delivered will be deemed to be an original and all of which counterparts of this Agreement, taken together, will be deemed to be but one and the same instrument. The execution of this Agreement by any party hereto will not become effective until counterparts hereof have been executed by all such parties. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California.

               (c) This Agreement shall terminated upon the earlier to occur of the payment in full of the Foothill Obligations or Surety Obligations.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.


                              FOOTHILL CAPITAL CORPORATION


                              By:________________________________

                              Its: ______________________________

                              Address:

                              11111 Santa Monica Boulevard
                              Suite 1500
                              Los Angeles, CA  90025
                              Attn: Business Finance Division Manager


                              ACSTAR INSURANCE COMPANY


                              By:________________________________

                              Its:_______________________________

                              Address:

                              233 Main Street
                              New Britain, CT  06050-2350
                              Attn:  President



Acknowledged and Agreed:

ROBERTSON-CECO CORPORATION

By:________________________________

Its:_______________________________

Address:

222 Berkeley Street
Boston, MA  02116
Attn:  Treasurer

                     AMENDMENT TO INTERCREDITOR AGREEMENT


     This AMENDMENT TO INTERCREDITOR AGREEMENT (this "Amendment") is entered into as of April 17, 1994, by and between Foothill Capital Corporation ("Foothill") and ACSTAR Insurance Company ("Surety"), with reference to the following facts:

     A. Pursuant to that certain Intercreditor Agreement, dated as of November 18, 1993 (the "Agreement"), between Foothill and Surety, Foothill and Surety agreed to the relative priorities of their respective liens and security interests in the Collateral of Robertson-Ceco Corporation; and

     B. All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Agreement.


     NOW, THEREFORE, in consideration of the mutual premises contained herein, Foothill and Surety hereby agree as follows:

          1. Amendment to Agreement. Section 8 of the Agreement is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

               "8. Amendments to Surety Agreement or Loan Agreement. No Amendment to the Surety Agreement or the Loan Agreement, as the case may be, shall be effective without the written concurrence of Foothill or Surety, as the case may be, if the effect of such amendment is to materially adversely affect the interests of Foothill under the Loan Agreement or Surety under the Surety Agreement, as the case may be; provided, however, that any increase in the amount of the Surety Obligations or the Foothill Obligations (including, without limitation, any increase in the "Maximum Amount" (as defined in the Loan Agreement)), as the case may be, shall not be deemed to have a material adverse effect on the interests of Foothill under the Loan Agreement or Surety under the Surety Agreement, as the case may be."


          2. Representations and Warranties. Each party hereto represents and warrants to the other party that (a) the execution, delivery, and performance of this Amendment and of the Agreement, as amended by this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, and (b) this Amendment and the Agreement, as amended by this Amendment, constitute such party's legal, valid, and binding obligation, enforceable against such party in accordance with its terms.

          3. Effect on Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its terms and is hereby ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment, of any right, power, or remedy of the parties under the Agreement, as in effect prior to the date hereof.

          4.   Miscellaneous.

               a. Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "this Intercreditor Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

               b. This Amendment shall be governed by and construed in accordance with the laws of the State of California.

               c. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

                              FOOTHILL CAPITAL CORPORATION


                              By:  _________________________________

                              Its: ___________________________


                              ACSTAR INSURANCE COMPANY


                              By:  _________________________________

                              Its: ___________________________


Acknowledged and Agreed:

ROBERTSON-CECO CORPORATION


By:  _________________________________

Its: ___________________________